Earnings per Unit (Tables)	6 Months Ended
Jun. 30, 2015
Earnings Per Unit
Earnings per Unit
	Six months ended June 30,

	2015	2014
Partnership's Net income	$29,181	$21,247
Less:
Net Income attributable to subordinated unitholders	12,295	9,813
General Partner's interest in Net Income	63	21
Net income attributable to common unitholders	$16,823	$11,413
Weighted average number of common units outstanding, basic and diluted	20,505,000	15,381,464
Earnings per common unit, basic and diluted	$0.82	$0.74